Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as chief executive officer of SMTC Corporation (the “Company”), does hereby certify that to the undersigned’s knowledge:

1) the Company’s annual report on Form 10-K for the fiscal period ended January 1, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in the Company’s annual report on Form 10-K for the fiscal period ended January 1, 2012 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Claude Germain
Claude Germain
President and Chief Executive Officer

Date: April 30, 2012

A signed original of this written statement required by Section 906 has been provided to SMTC Corporation and will be retained by SMTC Corporation and furnished to the Securities and Exchange Commission or its staff upon request.